Acquisitions and other transactions	12 Months Ended
Dec. 31, 2018
Acquisitions and other transactions
Acquisitions and other transactions

Note 4 – Acquisitions and other transactions

(a)	Acquisition of U.S. Oil & Gas Mineral Rights with Continental Resources, Inc. – SCOOP and STACK, Oklahoma

On October 23, 2018, the Company, through a wholly-owned subsidiary, entered into a strategic relationship with Continental to jointly acquire, through a newly-formed entity (the “Royalty Acquisition Venture”), royalty rights in the SCOOP and STACK plays of Oklahoma.

In addition to its initial contribution of $218.5 million spent at closing, to grow the Royalty Acquisition Venture portfolio, Franco-Nevada also committed to spend up to $300 million over the following three years to acquire additional royalty rights, subject to satisfaction of agreed upon development thresholds, bringing the total commitment to $520 million. Continental committed to spend up to $75 million over the same three-year period through the Royalty Acquisition Venture.

Revenue distribution from the Royalty Acquisition Venture will vary depending on production volumes, with Franco‑Nevada entitled to a minimum of 50% of revenue and up to 75% of revenue at certain production volumes.

As at December 31, 2018, Franco-Nevada has funded $261.8 million to the Royalty Acquisition Venture, which consists of $218.5 million for its initial contribution, and additional contributions of $43.3 million made after the closing date. Franco-Nevada has remaining commitments of $258.2 million, which will be funded over three years.

The initial contribution made in 2018 was funded net of $3.7 million in royalties generated by the acquired assets between March 1, 2018, the effective date of the transaction, and October 23, 2018, the date on which the Company acquired joint control of the Royalty Acquisition Venture.

The newly-formed entity was accounted for as a joint operation in accordance with IFRS 11 Joint Arrangements.

(b)	Acquisition of Additional Stream and Update on the Cobre Panama Project, Panama

On January 19, 2018, the Company, through a wholly-owned subsidiary, entered into an amended and restated stream agreement with First Quantum Minerals Ltd. (“First Quantum”) and Korea Resources Corp. (“KORES”).  The amended and restated stream agreement covers 100% of the Cobre Panama project (“Cobre Panama”). Cobre Panama, which is in the construction phase and is located Panama, is 90% owned by First Quantum and 10% by KORES.

The amended and restated stream agreement comprises two distinct precious metals streams: the original stream covering First Quantum’s initial 80% interest in the project (the “Fixed Payment Stream”) and a new stream covering (i) First Quantum’s additional 10% interest in the project First Quantum acquired from LS-Nikko Copper Inc. in 2017 and (ii) KORES’ 10% interest in the project (the “Floating Payment Stream”).

As at December 31, 2018 , total capitalized costs for the Cobre Panama project of $1,363.5 million are included in royalty, stream and working interests on the statement of financial position.

Fixed Payment Stream

Under the terms of the Fixed Payment Stream, Franco-Nevada funded a deposit of $1.0 billion against future deliveries of gold and silver from Cobre Panama. The deposit was funded on a pro-rata basis of 1:3 to First Quantum’s share of the capital costs for Cobre Panama in excess of $1.0 billion. For the year ended December 31, 2018, the Company funded $273.4 million, towards the Fixed Payment Stream, thereby fulfilling its $1.0 billion commitment in the fourth quarter of 2018.

Under the terms of the amended and restated stream agreement, the fixed price for the Fixed Payment Stream is $418 per ounce of gold and $6.27 per ounce of silver (each increased by a 1.5% annual inflation factor), until 1,341,000 ounces of gold and 21,500,000 ounces of silver have been delivered. Thereafter, the ongoing payment will be the greater of 50% of the fixed price and 50% of the spot price.

Floating Payment Stream

The purchase price of the Floating Payment Stream was $356.0 million and was funded upfront upon closing on March 16, 2018. The terms of the Floating Payment Stream, other than the ongoing price, are similar to the Fixed Payment Stream, including initially linking precious metals deliveries to copper in concentrate shipped. Under the Floating Payment Stream, the ongoing price per ounce for deliveries is 20% of the spot price until 604,000 ounces of gold and 9,618,000 ounces of silver have been delivered. Thereafter, the ongoing payment will be 50% of the spot price.

The acquisition of the Floating Payment Stream for $356.0 million has been accounted for as an asset acquisition. The amended and restated stream agreement had no impact on the original accounting of the Fixed Payment Stream.

(c)	Acquisition of Bowen Basin Coal Royalties, Australia

On February 28, 2018, Franco-Nevada, through a wholly-owned subsidiary, acquired a portfolio of metallurgical coal royalties located in the Bowen Basin of Queensland, Australia for cash consideration of A$4.2 million.  The portfolio includes certain claims that comprise the producing Moorvale mine, the Olive Downs project which had permitting applications, and another 33 exploration tenements.  The Bowen Basin Coal royalties are production payments of A$0.10 per tonne, adjusted for consumer price index changes since December 31, 1997.

The acquisition of the Bowen Basin Coal royalties has been accounted for as an asset acquisition.

(d)	Acquisition of U.S. Oil & Gas Royalties – Delaware, Texas

On February 20, 2018, the Company, through a wholly-owned subsidiary, closed the acquisition of a royalty portfolio in the Delaware Basin, which represents the western portion of the Permian Basin, for $101.3 million. The royalties are derived principally from mineral title which provides a perpetual interest in royalty lands.  The transaction entitles the Company to royalties, effective October 1, 2017. Prior to the December 31, 2017 year-end, the Company had advanced $11.0 million into escrow in respect to this transaction and this amount was included in royalty, stream and working interests, net in the statement of financial position as at December 31, 2017.

The acquisition of the Delaware Basin royalties has been accounted for as an asset acquisition.

(e)	Acquisition of Additional of U.S. Oil & Gas Royalties – STACK, Oklahoma

On November 1, 2017, the Company purchased a package of mineral titles in the core of the STACK shale play in Oklahoma for $27.6 million from a private company. Franco-Nevada has the right to royalties on production beginning from June 1, 2017.

The acquisition of the STACK royalties has been accounted for as an asset acquisition.

(f)	Acquisition of Canadian Oil & Gas Royalties – Orion Thermal Project, Alberta

On September 29, 2017, Franco-Nevada acquired a 4% Gross Overriding Royalty (“GORR”) on the Clearwater formation within the Orion oil sands project (“Orion”) in the Cold Lake region of Alberta from Osum Oil Sands Corp.  (“Osum”) for a cash consideration of $74.1 million (C$92.5 million).

The acquisition of the Orion royalties has been accounted for as an asset acquisition.

(g)	Acquisition of Railroad Royalty – Carlin Trend, Nevada

On May 26, 2017, Franco-Nevada, through a wholly-owned U.S. subsidiary, acquired an existing 1% NSR on certain claims that comprise the Railroad deposit located on the Carlin Trend in north-central Nevada for a cash consideration of $0.9 million.

The acquisition of the Railroad royalty has been accounted for as an asset acquisition.

(h)	Acquisition of U.S. Oil & Gas Royalties – Midland Basin, Texas

On May 24, 2017, Franco-Nevada, through a wholly-owned U.S. subsidiary, acquired a royalty portfolio in the Midland Basin of West Texas for $114.6 million. The royalties are derived principally from mineral title rights, along with some GORRs.

The acquisition of the Midland royalties has been accounted for as an asset acquisition.